EXHIBIT 10.10

                                    GUARANTY

         This GUARANTY dated as of February 1, 2005 (the "Guaranty"), is given, by ARNE DUNHEM (the "Guarantor"), in favor of CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership ("Cornell"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Promissory Note of even date herewith given by ARIEL WAY, INC., a Delaware corporation (the "Company") to Cornell as amended, restated, supplemented or otherwise modified from time to time, the "Promissory Note").

                                    WHEREAS:

         A. To induce Cornell to enter into the Promissory Note in the principal amount of Four Hundred Thousand Dollars ($400,000), the Guarantor has agreed to provide a guaranty of the payment and performance obligations of the Company under the Promissory Note and a Pledge Agreement (the "Pledge") of even date herewith among the Company, Cornell, and Arne Dunhem (collectively, the Note, the Pledge and this Guaranty are referred to as the "Transaction Documents").

         B. The Guarantor is an affiliate of the Company and the Guarantor acknowledges that without this Guaranty Cornell would not be willing to enter into the Promissory Note.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereby agrees as follows:

1. Guaranty.

         1.1 Guaranty. Except as otherwise provided in this Section 1.1, the Guarantor, as direct obligor and not merely as surety, hereby unconditionally, absolutely, and irrevocably guarantees to Cornell (i) that the Company shall repay to Cornell the principal amount plus accrued interest within the period of time provided in the Promissory Note, and all other amounts due to Cornell under the Promissory Note, including, without limitation, all reasonable fees and costs incurred by Cornell in collecting or securing or attempting to collect or secure the Promissory Note, including reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings (collectively, the "Obligations"), and (ii) the full and prompt performance and payment of all of the Company's Obligations under the Promissory Note and the other Transaction Documents. Except as otherwise provided in this Section 1.1, if the Company should default in the payment or performance of any of the Obligations, the Guarantor, jointly and severally with the Guarantor, as direct obligor and not merely as a surety, shall forthwith pay or perform such Obligations without notice or demand by Cornell in the manner and on the day required by this Guaranty. Notwithstanding anything to the contrary set forth above and solely with respect to the original principal amount due under the Promissory Note, the Guarantor shall be solely responsible for the payment of a maximum of Four Hundred Thousand Dollars ($400,000) in principal plus interest. In the event of default, Cornell shall first apply the proceeds from the sale of the Guarantor's common stock held pursuant to the Pledge to pay the principal and interest due on the Promissory Note prior to enforcing its rights against the Guarantor under this Guaranty.



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         1.2 Continuing  Guaranty.  The Guarantor agrees that their  obligations pursuant to this Section 1 are unconditional, absolute, and irrevocable and shall not be released, discharged or affected in any way by any circumstances or condition, including without limitation:

         (a) any amendment or modification or other change to any of the Transaction Documents;

         (b) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Transaction Documents;

         (c) any release or discharge by operation of law of the Company or any Guarantor from any obligation or agreement contained in any of the Transaction Documents or this Guaranty; and

         (d) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against the Company or the Guarantor.

         1.3. Guaranty of Payment and Not of Collection. The liability of the Guarantor shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Company, a Guarantor or any other person or foreclosure of any security interests or liens available to Cornell, its successors, endorsees or assigns. Cornell may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Company or any other guarantor without in any way affecting or discharging the liability of the Guarantor. If the Obligations are partially paid, the Guarantor shall remain liable for any balance of such Obligations. This Guaranty shall be revived and reinstated in the event any payment received by Cornell on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors.

         1.4 Discharge. The Guarantor covenants and agrees that this Guaranty will not be discharged, except by complete performance of their obligations contained herein. Notwithstanding anything to the contrary herein, so long as no amounts of principal, interest or other amounts whatsoever are due or would be made zero simultaneously with the termination hereof, the Guarantor shall have the right to terminate this Guaranty at any time by providing written notice of such termination to Cornell.

         1.5 Costs and Expenses. Without limiting any obligation of the Guarantor hereunder, the Guarantor agrees, jointly and severally, to pay all reasonable fees and costs incurred by Cornell in collecting or securing or attempting to collect or secure this Guaranty or the Promissory Note, including, without limitation, reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings.



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

         1.6 Representations and Warranties. The Guarantor hereby represents and warrants to Cornell as follows: (a) the Guarantor has full power, right and authority to enter into and perform his obligations under this Guaranty, and this Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms. No permits, approvals or consents of or notifications to (a) any governmental entities, or (b) any other persons or entities are necessary in connection with the execution, delivery and performance by the Guarantors of this Guaranty and the consummation by the Guarantors of the transactions contemplated hereby. Neither the execution and delivery of this Guaranty by the Guarantors nor the performance by them of the transactions contemplated hereby will:

         (i) violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree or other decision (collectively, "Rules") of any court or other tribunal or any governmental entity or agency binding on a Guarantor or his properties, or conflict with or cause an event of default under any contract or agreement of a Guarantor; or

         (ii) require any authorization, consent, approval, exemption or other action by or notice to any court, administrative or governmental body, person, entity or any other third party.

2. Miscellaneous.

         2.1 Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Guarantor:           Arne Dunhem
                               C/o Ariel Way, Inc.
                               8000 Towers Crescent Drive - Suite 1220
                               Vienna, VA 22182
                               Attention: Arne Dunhem
                               Telephone: (703) 624-8042

With Copies to:                Kirkpatrick & Lockhart LLP
                               201 South Biscayne Boulevard - Suite 2000
                               Miami, Florida 33131-2399
                               Attention: Clayton E. Parker, Esq.
                               Telephone: (305) 539-3300
                               Facsimile: (305) 358-7095


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

                               Kelley Drye & Warren, LLP
                               8000 Towers Crescent Drive, Suite 1200
                               Vienna, VA 22182
                               Attention: Jay Schifferli, Esq.
                               Telephone: (703) 918-2394
                               Facsimile: (703) 918-2450

If to Cornell:                 Cornell Capital Partners, LP
                               101 Hudson Street - Suite 3700
                               Jersey City, New Jersey 07302
                               Attention: Mark A. Angelo
                                          Portfolio Manager
                               Telephone: (201) 985-8300
                               Facsimile: (201) 985-8266

With Copies to:                David Gonzalez, Esq.
                               101 Hudson Street - Suite 3700
                               Jersey City, New Jersey 07302
                               Telephone: (201) 985-8300
                               Facsimile: (201) 985-8266


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         2.2 Waiver of Presentment. To the fullest extent permitted by law and except as otherwise provided herein, the Guarantor waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Guarantor liable with respect to this Guaranty.

         2.3 Severability. If any provision of this Guaranty is, for any reason, invalid or unenforceable, the remaining provisions of this Guaranty will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Guaranty that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.



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

         2.4 Amendment and Waiver. This Guaranty may be amended, or any provision of this Guaranty may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Guaranty shall not operate or be construed as a waiver of any other breach.

         2.5. Headings. The subject headings of Articles and Sections of this Guaranty are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         2.6 Assignment. This Guaranty will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by the Guarantor. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties and their permitted successors and assigns.

         2.7. Further Assurances. Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Guaranty.

         2.8 Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the stated beneficiaries of this Guaranty and their respective permitted successors and assigns, any rights or remedies under or by reason of this Guaranty.

         2.9 No Strict Construction. The language used in this Guaranty will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

         2.10 Event of Default. For purposes of this Guaranty, an event of default shall be deemed to have occurred hereunder:

         (a) If the Company should default under the Promissory Note or in the payment or performance of any of the Obligations, the Guarantor shall fail for any reason or for no reason, to forthwith pay or perform such Obligations without notice or demand by Cornell in the manner and on the day required this Guaranty; or

         (b) if the Guarantor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Guarantor bankrupt or insolvent; or any order for relief with respect to a Guarantor is entered under any bankruptcy or insolvency laws; or the Guarantor petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Guarantor of any substantial part of the assets of the
Guarantor,  or commences  any  proceeding  relating to the  Guarantor  under any
bankruptcy  reorganization,   arrangement,  insolvency,  readjustment  of  debt,
dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Guarantor.

         (c) if the Guarantor should default in any other obligation set forth in this Agreement.



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

         (d) if the Guarantor should default in the Pledge Agreement.

Upon an event of default, all of the obligations of the Guarantor hereunder shall be immediately due and payable without any action on the part of Cornell, and Cornell shall be entitled to seek and institute any and all remedies available to it. No remedy conferred under this Guaranty upon the Cornell is intended to be exclusive of any other remedy available to Cornell, pursuant to the terms of this Guaranty or otherwise. No single or partial exercise by Cornell of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of Cornell to exercise any right or remedy under this Guaranty or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof.

         2.11 Remedies, Other Obligations, Breaches and Injunctive Relief. Cornell's remedies provided in this Guaranty shall be cumulative and in addition to all other remedies available to the Cornell under this Guaranty or otherwise, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of Cornell contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit Cornell's right to pursue actual damages for any failure by a Guarantor to comply with the terms of this Guaranty. Every right and remedy of the Guarantor under any document executed in connection with this transaction, including but not limited to this Guaranty and the Transaction Documents or under applicable law may be exercised from time to time and as often as may be deemed expedient by Cornell. The Guarantor acknowledges that a breach by the Guarantor of its obligations hereunder will cause irreparable harm to Cornell and that the remedy at law for any such breach may be inadequate. The Guarantor therefore agrees that, in the event of any such breach or threatened breach by the Guarantor, Cornell shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

         2.12 Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in the city of Jersey City, Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.



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         2.13 Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR CORNELL TO LOAN
TO THE COMPANY THE MONIES UNDER THE PROMISSORY NOTE AND TO ACCEPT THIS GUARANTY, THE GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

         2.14 Entire Agreement. This Guaranty (including the recitals hereto) and the Transaction Documents set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be signed as of the date first written above.

                                           ARNE DUNHEM

                                           By: _________________________________






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